                                                                    EXHIBIT 10.5

NATIONSBANK
NATIONSBANK, N.A.







                         FIRST AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

                                      among

                          OUTBOARD MARINE CORPORATION,
                         OMC ALUMINUM BOAT GROUP, INC.,
                          OMC FISHING BOAT GROUP, INC.,
                       OMC LATIN AMERICA/CARIBBEAN, INC.,
                                       and
                   RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP
                          as Borrowers and Guarantors,

                                       and

                       OMC RECREATIONAL BOAT GROUP, INC.,
                                       and
               (AND THE OTHER BORROWERS AND/OR GUARANTORS, IF ANY,
                        FROM TIME TO TIME PARTY HERETO),

                               NATIONSBANK, N.A.,
                             as Agent and a Lender,

        (AND THE OTHER LENDERS, IF ANY, FROM TIME TO TIME PARTY HERETO),
                                   as Lenders


                       Dated effective as of May 21, 1998

                         FIRST AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment"), dated effective as of May 21, 1998, is executed and entered into by and among OUTBOARD MARINE CORPORATION, a Delaware corporation ("OMC"), OMC ALUMINUM BOAT GROUP, INC., a Delaware corporation OMC FISHING BOAT GROUP, INC., a Delaware corporation, OMC LATIN AMERICA/CARIBBEAN, INC., a Delaware corporation, RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP, a Delaware limited partnership, OMC RECREATIONAL BOAT GROUP, INC., a Delaware corporation (collectively all of the "Loan Parties," as of the effective date hereof, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Loan Parties"), each of the lending institutions signatory hereto (collectively all of the "Lenders," as of the effective date hereof, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Lenders") and NATIONSBANK, N.A., a national banking association and successor in interest by merger to NationsBank of Texas, N.A., in its capacity as agent for itself and the other Lenders (in such capacity, together with its successors and assigns in such capacity, herein called "Agent").


                                    RECITALS:

         A. The Loan Parties, the Lenders and Agent are parties to the certain Amended and Restated Loan and Security Agreement dated effective as of January 6, 1998 (hereinafter called the "Agreement").

         B. The Loan Parties, the Lenders and Agent have agreed to amend the Agreement as provided hereinbelow.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment, shall have the same meaning given to such term in the Agreement, as amended by this Amendment.

                                   ARTICLE 2

                                   Amendments

         Section 2.1 Addition of Definitions to Article 1 of the Agreement. Effective as of the date hereof, Article 1 of the Agreement is hereby amended by adding thereto in alphabetical order the following definitions to read in their entirety as follows:

                  "Depositary Agreement" means the certain Depositary Agreement dated as of the Notes Closing Date, among OMC, State Street Bank and Trust Company, (acting in its separate capacities as Trustee and as depositary agent), and Agent, as the same may be amended, extended or otherwise modified from time to time with the prior written consent of Agent.

                  "Indenture" means that certain Indenture among OMC, ABG, FBG, GP, LAC, RBG and State Street Bank and Trust Company pursuant to which OMC shall issue the Senior Notes on the Notes Closing Note.

                  "Notes Closing Date" means the date, which date shall not be later than June 15, 1998, on which the Indenture is executed and delivered by the parties thereto and the Senior Notes are issued in accordance with the terms thereof.

                  "Senior Notes" means the Senior Notes due 2008 issued by OMC in an aggregate amount not exceeding $160,000,000, issued pursuant to the terms of the Indenture.

         Section 2.2 Amendment to Definitions in Article 1 of the Agreement. Effective as of the date hereof, the following definitions in Article 1 of the Agreement are hereby amended and restated in their entirety to read as follows:

                  "Applicable Margin" means, for the period from the Agreement Date through the end of the fiscal quarter of OMC in which Agent receives OMC's financial statements dated September 30, 1998, pursuant to Section 11.1(a), two percent (2.0%) with respect to Eurodollar Loans and one-half percent (0.5%) with respect to Base Rate Loans, subject to adjustment from time to time thereafter to the percentage specified for each Type of Loan, corresponding to the Leverage Ratio, as set forth below, respectively:

               Leverage Ratio                      Eurodollar Loans            Base Rate Loans
               --------------                      ----------------            ---------------
    Greater than or equal to 4.0 to 1.0                  2.00%                      0.50%

  Less than 4.0 to 1.0 but greater than or               1.75%                      0.00%
            equal to 3.0 to 1.0

            Less than 3.0 to 1.0                         1.25%                      0.00%

         provided, that notwithstanding the forgoing, with respect to the amount, if any, of Loans at any time funded and outstanding in excess of the aggregate amount determined under paragraph (b) of the definition of "Borrowing Base" without giving effect to subparagraph
         (vii) thereof, "Applicable Margin" means two and one half percent (2.50%) with respect to Eurodollar Loans and one percent (1.00%) with respect to Base Rate Loans. For the purpose of determining the Applicable Margin, OMC's Leverage Ratio shall be determined based upon OMC's Consolidated financial statements for the months of March, June, September and December delivered to Agent as required by Section 11.1, and any resulting change, if any, in the Applicable Margin, shall become effective (i) as to Base Rate Loans, as of the first day of the calendar month following the month in which such financial statements are delivered to Agent and (ii) as to Eurodollar Loans, as of the date (on or after the effective date as referenced in clause (i) preceding) when any such Eurodollar Loan is made, Continued or Converted, as the case may be.

                  "Borrowing Base" means, at any time, an amount equal to the lesser of:

                        (a) the maximum principal amount of the Revolving Credit Facility, minus the sum of

                              (i)   the Letter of Credit Reserve, plus

                              (ii)  the Reserve, or

                        (b)   an amount equal to the sum of

                              (i) 85% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the face value of Eligible
                                    Receivables that are determined by Agent in its discretion to be Qualified L/C Supported Receivables at such time, plus

                              (ii) 85% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the face value of Eligible
                                    Receivables that are determined by Agent in its discretion to be Qualified Guaranteed Receivables at such time, plus

                              (iii) 85% (or such lesser percentage as Agent
                                    may determine pursuant to Section 2.5)
                                    of the face value of Eligible Domestic
                                    Receivables (other than Qualified L/C
                                    Supported Receivables or Qualified
                                    Guaranteed Receivables) at such time,
                                    plus

                              (iv) 75% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the Dollar Equivalent face value of Eligible Foreign Receivables (other than Qualified L/C Supported Receivables or Qualified Guaranteed Receivables) at such time, plus

                             (v)   the lesser of

                                   (A)   60% with respect to Eligible
                                         Domestic Inventory and 50% with
                                         respect to Eligible Foreign
                                         Inventory (or such lesser percentage
                                         as Agent may determine pursuant to
                                         Section 2.5) of the lesser of cost
                                         determined on a FIFO (or
                                         first-in-first-out) accounting basis
                                         or fair market value of such
                                         Eligible Inventory, as applicable,
                                         net of the Loan Parties' reserve for
                                         obsolescence (if any), at such time,
                                         plus, during the period of January
                                         1, through April 30, 35% (or such
                                         lesser percentage as Agent may in
                                         its discretion determine from time
                                         to time) of the lesser of cost
                                         determined on a FIFO (or
                                         first-in-first-out) accounting basis
                                         or fair market value of Eligible
                                         Work-In-Process Inventory, net of
                                         the Loan Parties' reserve for
                                         obsolescence (if any), at such time
                                         or

                                   (B)   $75,000,000, minus

                             (vi)  the Letter of Credit Reserve; plus

                             (vii) provided that the representations of
                                   Borrowers under Section 7.1(z) are and
                                   remain true and correct, during any single period commencing during any calendar year, determined as provided hereinbelow (herein called a "Designated Period"), $30,000,000 at any time during the period from the Agreement Date through December 30, 1998, $20,000,000 at any time during the period from December 31, 1998 through December 30, 1999, $10,000,000 at any time during the period from December 31, 1999 through December 30, 2000 and $0.00 on or at any time after December 31, 2000; provided, that any such Designated Period for any calendar year shall begin on the Business Day, if any, during such year on which the aggregate outstanding balance of Loans first exceeds an amount equal to the aggregate amount determined under paragraph (b) of this definition without regard to this subparagraph (vii), and shall terminate on the earlier of (a) the expiration of one hundred eighty (180) days thereafter or (b) December 31 of such year;

         provided that with respect to clause (b) preceding, Agent may deduct any Reserve prior to application of the relevant percentages used to calculate the Borrowing Base as set forth herein.

                  "EBITDA" means Net Income, plus, (a) for each of the fiscal quarters in the period beginning October 1, 1997, through and including September 30, 1998, to the extent deducted in the determination of Net Income, (i) any expense resulting from amortization of goodwill and intellectual property recorded on OMC's financial statements pursuant to purchase accounting adjustments under GAAP, and (ii) up to $3,000,000 of "other income" (as determined in accordance with GAAP) cumulatively for each fiscal quarter, plus, (b) for each fiscal quarter to the extent deducted in the determination of Net Income, each of the following: (i) net interest expense; (ii) income taxes; and (iii) depreciation and amortization expense.

                  "Interest Coverage Ratio" means, for any period, the ratio of
         (a) Net Income, plus, (i) for each of the fiscal quarters in the period beginning October 1, 1997, through and including September 30, 1998, to the extent deducted in the determination of Net Income, (A) any expense resulting from amortization of goodwill and intellectual property recorded on OMC's balance sheet pursuant to purchase accounting adjustments under GAAP, and (B) up to $3,000,000 of "other income" (as determined in accordance with GAAP) cumulatively for each fiscal quarter, plus, (ii) to the extent deducted in the determination of Net Income, net interest expense and income taxes, to (b) the aggregate amount of net interest expense paid during such period.

                  "Letter of Credit Facility" means the facility provided under
         Article 3 of this Agreement for issuance of one or more Letters of Credit for the account of a Borrower in an aggregate amount not to exceed $30,000,000 at any time.

         Section 2.3 Amendment to Article 3 of the Agreement. Effective as of the date hereof, Article 3 of the Agreement is hereby amended by adding thereto, immediately following Section 3.9, a new Section 3.10 which shall read in its entirety as follows:

                 Section 3.10 Increased Costs. If any Applicable Law or the interpretation thereof by any Governmental Authority shall impose, modify or deem applicable any capital, reserve, insurance premium or similar requirement against letters of credit issued by L/C Issuer or any Lender and the result thereof shall be to increase the cost to L/C Issuer or such Lender of making any payment under or issuing or maintaining any Letter of Credit or to reduce the yield to L/C Issuer or such Lender in connection with any Letter of Credit or this Agreement, then, on demand of L/C Issuer or such Lender, Borrowers shall pay to L/C Issuer or such Lender, as applicable, from time to time, such additional amounts as L/C Issuer or such Lender may reasonably determine to be necessary to compensate L/C Issuer or such Lender for such increased cost or reduced yield.

         Section 2.4 Amendment to Section 11.1(b) of the Agreement. Effective as of the date hereof, Section 11.1(b) of the Agreement is hereby amended and restated to read in its entirety as follows:

                  (b) Monthly Financial Statements. As soon as available after the end of each month, but in any event within forty-five (45) days of the last day of each March, June, September and December and thirty
         (30) days after the end of each other month, each Loan Party will provide Agent with copies of the unaudited consolidated and consolidating balance sheet of such Loan Party and its Consolidated Subsidiaries as at the end of such month and the related unaudited consolidated and consolidating statements of earnings and cash flows for such Loan Party and its Consolidated Subsidiaries for such month and for the portion of the fiscal year of such Loan Party and its Consolidated Subsidiaries through such month, certified by a Financial Officer as presenting fairly the financial condition and results of operations of such Loan Party (subject to normal year-end audit adjustments).

         Section 2.5 Amendment to Section 12.1(a)(i) of the Agreement. Effective as of September 30, 1998, Section 12.1(a)(i) of the Agreement is hereby amended as follows: the phrase "deficit $51,700,000 (<$51,700,000>)" is hereby amended to read "deficit $57,000,000 (<$57,000,000>)."

         Section 2.6 Amendment to Section 7.1(z) of the Agreement. Effective as of the date hereof, Section 7.1(z) of the Agreement is hereby amended and restated to read in its entirety as follows:

                  (z) Proprietary Rights. Schedule 7.1(z) sets forth a correct and complete list of all of the Loan Parties' respective Proprietary Rights. None of such Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on Schedule 7.1(z) or as entered into in the sale or distribution of the Loan Parties' Inventory in the ordinary course of business. To the best of each Loan Party's knowledge, none of such Proprietary Rights infringe on or conflict with any other Person's property, and no other Person's property infringes on or conflicts with any such Proprietary Rights. The Proprietary Rights described on Schedule 7.1(z) constitute all of the property of such type necessary to the current and anticipated future conduct of the Loan Parties' business. The aggregate fair market value of all Proprietary Rights listed in Schedule 7.1(z-1) equals or exceeds $68,500,000.

         Section 2.7 Amendment to Section 12.2 of the Agreement. Effective as of the date hereof, Section 12.2 of the Agreement is hereby amended by deleting the word "and" at the end of subsection (d), substituting "; and" for the period at the end of subsection (e) and adding a new subsection (f), immediately following subsection (e) which shall read in its entirety as follows:

                  (f) Indebtedness evidenced by the Senior Notes; provided, that the proceeds thereof are used to pay in full the Indebtedness outstanding pursuant to that certain Credit Agreement entered into between OMC and American Annuity Group, Inc. and Great American Insurance Company dated August 13, 1997, in the amount of $150,000,000, and to partially fund the "Interest Reserve Accounts" (as defined in the Depositary Agreement).

         Section 2.8 Amendment to Section 12.3 of the Agreement. Effective as of the date hereof, Section 12.3 of the Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 12.3 Guaranties. No Loan Party will, nor will it permit any other Loan Party to, directly or indirectly, become or remain liable with respect to any Guaranty of any obligation of any other Person other than pursuant to the Guaranty Agreement to be executed by such Loan Party pursuant to the terms of this Agreement, Indebtedness permitted pursuant to Section 12.2(a), Section 12.2(b) or
         Section 12.2(c), a Guaranty of the Senior Notes by ABG, FBG, LAC, RBG and GP, or other Indebtedness in an aggregate amount not at any time exceeding $10,000,000.

         Section 2.9 Amendment to Schedule 1.1(b) of the Agreement. Effective as of the date hereof, Schedule 1.1(b) ("Permitted Liens") of the Agreement is hereby amended to add the following as a new paragraph 6, immediately following paragraph 5 thereof:

                  6. The Lien in OMC's interest in the "Notes Interest Account" pursuant to the Depositary Agreement.

         Section 2.10 Amendment to Schedule 7.1(j) of the Agreement. Effective as of the date hereof, Schedule 7.1(j) ("Indebtedness and Guaranties") of the Agreement is hereby amended by amending paragraph I.k. thereof to read in its entirety as follows:

                  k. Senior Notes due 2008 issued by OMC pursuant to the Indenture. Initial amount - $160,000,000; current outstanding amount - $160,000,000.

         Section 2.11 Addition of Schedule 7.1(z-1) of the Agreement.
Effective as of the date hereof, Exhibit A of this Amendment is added to the Agreement as Schedule 7.1(z-1) ("Designated Proprietary Rights") immediately following existing Schedule 7.1(z) ("Proprietary Rights"), and which shall read in its entirety as set forth on Exhibit A hereto.

                                    ARTICLE 3
                                 Miscellaneous

         Section 3.1 Consent to Depositary Agreement. Each of Agent and the Lenders hereby consents to execution by OMC of the Depositary Agreement.

         Section 3.2 Limited Waiver. Agent and the Lenders hereby waive any Event of Default resulting solely from noncompliance with Section 12.1(a) of the Agreement for the period ending

June 30, 1998, provided, that such waiver is expressly limited as provided herein and shall not impair the requirements of Section 12.1(a) with respect to any other time or period.

         Section 3.3 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                  (a) Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to Agent:

                      (i) Amendment Documents. This Amendment and any other
                  instrument, document or certificate required by Agent to be executed or delivered by any of the Loan Parties, each of the Lenders and or any other Person in connection with this Amendment, duly executed by such Persons (the "Amendment Documents").

                      (ii) Resolutions. Resolutions of the board of directors of each Loan Party (as applicable) certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by such Loan Party of this Amendment and the other Amendment Documents to which such Loan Party is or is to be a party hereunder;

                       (iii) Fees and Expenses. Evidence that the costs and
                  expenses (including, without limitation, attorneys' fees and expenses) incurred by Agent incident to this Amendment or otherwise required to be paid in accordance with Section 16.2 of the Agreement, to the extent incurred and submitted to the Loan Parties, shall have been paid in full; and

                       (iv) Additional Information. Agent shall have received
                  such additional documents, instruments and information as Agent may reasonably request to effect the transactions contemplated hereby.

                  (b) The representations and warranties contained herein, in the Agreement and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date).

                  (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Agent.

                  (d) No Default or Event of Default shall have occurred and be continuing.

         Section 3.4 Representations and Warranties. The Loan Parties hereby represent and warrant to, and agree with, Agent, for the benefit of the Lenders, that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each of the Loan Parties (as applicable) and will not violate any of such Loan Party's certificate of incorporation or bylaws (or, in the case of Recreational Boat Group Limited Partnership, its certificate of limited partnership or its limited partnership agreement), (b) all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date) in the Agreement),
(d) no Default or Event of Default has occurred and is continuing, (e) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof, and (f) the certifications delivered to Agent under clause (i), clause (ii) and clause (iii) of Section 6.1(c) of the Agreement remain true, correct and complete as of the effective date of this Amendment.

         Section 3.5 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender, or any closing, shall affect the representations and warranties or the right of Agent and the Lenders to rely upon them.

         Section 3.6 Reference to Agreement. Each of the Loan Documents, including the Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

         Section 3.7 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 3.8 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Credit Parties and the Loan Parties and their respective successors and assigns, except each of the Loan Parties may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Lenders.

         Section 3.9 General. This Amendment, when signed by each signatory as provided hereinbelow (i) shall be deemed effective prospectively as of the effective date specified in the preamble of this Amendment, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (iii) shall be governed and construed according to the laws of the State of Texas, and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts.


                                       BORROWERS:

                                       OUTBOARD MARINE CORPORATION


                                       By: /s/ Leslie M. Savickas
                                          ----------------------------------
                                       Name: Leslie M. Savickas
                                             -------------------------------
                                       Title: Vice President and Treasurer
                                             -------------------------------


                                       By: /s/ Gordon G. Repp
                                          --------------------------------
                                       Name: Gordon G. Repp
                                             -------------------------------
                                       Title: Assistant Secretary
                                              -------------------------------

                                       OMC ALUMINUM BOAT GROUP, INC.


                                       By: /s/ Gordon G. Repp
                                          ----------------------------------
                                       Name: Gordon G. Repp
                                             -------------------------------
                                       Title: Assistant Secretary and Treasurer
                                              -------------------------------

                                       By: /s/ Steve Hansley
                                          ----------------------------------
                                       Name: Steve Hansley
                                             -------------------------------
                                       Title: Vice President, Finance
                                              -------------------------------

                                       OMC FISHING BOAT GROUP, INC.


                                       By: /s/ Gordon G. Repp
                                          ----------------------------------
                                       Name: Gordon G. Repp
                                             -------------------------------
                                       Title: Assistant Secretary and Treasurer
                                              -------------------------------

                                       By: /s/ Chris Wainscott
                                          ------------------------------------
                                       Name: Chris Wainscott
                                             ---------------------------------
                                       Title: Vice President, Sales and
                                              Marketing
                                              --------------------------------

                                       OMC LATIN AMERICA/CARIBBEAN, INC.


                                       By: /s/ Gordon G. Repp
                                          -----------------------------------
                                       Name: Gordon G. Repp
                                             --------------------------------
                                       Title: Assistant Secretary
                                              -------------------------------

                                       By: /s/ Raymond M. Cartade
                                          -----------------------------------
                                       Name: Raymond M. Cartade
                                             --------------------------------
                                       Title: President
                                              -------------------------------


                                       RECREATIONAL BOAT GROUP
                                                LIMITED PARTNERSHIP

                                       By: OMC Recreational Boat Group, Inc.,
                                                  General Partner


                                       By: /s/ Gordon G. Repp
                                          ----------------------------------
                                       Name: Gordon G. Repp
                                             -------------------------------
                                       Title: Assistant Secretary and
                                              Treasurer
                                              ------------------------------

                                       By: /s/ John A. Anderson
                                          ----------------------------------
                                       Name: John A. Anderson
                                             -------------------------------
                                       Title: Vice President
                                              ------------------------------

                                       GUARANTOR:

                                       OMC RECREATIONAL BOAT GROUP, INC.


                                       By: /s/ Gordon G. Repp
                                          ----------------------------------
                                       Name: Gordon G. Repp
                                             -------------------------------
                                       Title: Assistant Secretary and
                                              Treasurer
                                              ------------------------------

                                       By: /s/ John A. Anderson
                                          ----------------------------------
                                       Name: John A. Anderson
                                             -------------------------------
                                       Title: Vice President
                                              ------------------------------

                                       AGENT:

                                       NATIONSBANK, N.A.,
                                       successor in interest by merger to
                                       NationsBank of Texas, N.A.


                                       By: /s/ Stacy Lemerich
                                          --------------------------------
                                       Name: Stacey Lemerich
                                             -----------------------------
                                       Title: Assistant Vice President
                                              ----------------------------

                                       LENDERS:

                                       NATIONSBANK, N.A.
                                       successor in interest by merger to
                                       NationsBank of Texas, N.A.


                                       By: /s/ Stewart Whars
                                          -------------------------------
                                       Name: Stewart Whars
                                             ----------------------------
                                       Title: Senior Vice President
                                              ---------------------------

                                       AMERICAN NATIONAL BANK AND
                                       TRUST COMPANY OF CHICAGO


                                       By: /s/ David C. Weislogel
                                          --------------------------------
                                       Name: David C. Weislogel
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                       FLEET CAPITAL CORPORATION


                                       By: /s/ Thomas Foyer
                                          --------------------------------
                                       Name: Thomas Foyer
                                            ------------------------------
                                       Title: Senior Vice President and
                                              Portfolio Manager
                                              ----------------------------

                                     THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By: /s/ Pamela A. Wozniak
                                          ------------------------------
                                       Name: Pamela A. Wozniak
                                            ----------------------------
                                       Title: Assistant Vice President
                                            ----------------------------

                                       TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION


                                       By: /s/ R. L. Heinz
                                          ----------------------------
                                       Name: R. L. Heinz
                                             -------------------------
                                       Title: Senior Vice President
                                              ------------------------

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                                     SANWA BUSINESS CREDIT CORPORATION


                                       By: /s/ Lawrence J. Placek
                                          --------------------------
                                       Name: Lawrence J. Placek
                                             -----------------------
                                       Title: Vice President
                                              ----------------------

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                                    EXHIBIT A
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                                SCHEDULE 7.1(z-1)
                         TO LOAN AND SECURITY AGREEMENT
                                      AMONG
                          OUTBOARD MARINE CORPORATION,
                         OMC ALUMINUM BOAT GROUP, INC.,
                          OMC FISHING BOAT GROUP, INC.,
                      OMC LATIN AMERICA/CARIBBEAN, INC. AND
                  RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP,
                        AS BORROWERS AND GUARANTORS, AND
                       OMC RECREATIONAL BOAT GROUP, INC.,
                                 AS A GUARANTOR,
                    NATIONSBANK, N.A., AS AGENT AND A LENDER,
                       AND THE OTHER LENDERS PARTY THERETO



                          Designated Proprietary Rights


                       Item                            Registration No.

              Trademarks - Johnson                        1,277,753

              Trademarks - Johnson                          519,909

              Trademarks - Johnson                        1,438,492

              Trademarks - Johnson (Suppl. Reg.)            233,698

              Trademarks - Evinrude                         516,807

              Trademarks - Evinrude                       1,293,585

              Trademarks - Evinrude                       1,426,296


Gross appraised value as of March 1, 1998 according to appraisal by Arthur Andersen, LLP dated as of March 20, 1998 - $68,500,00.


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